Exhibit 99.1

CHINA YIDA HOLDING, CO.
AUDIT COMMITTEE CHARTER

Purpose

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors of China Yida Holding, Co. (the “Company”) in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to shareholders and others, the systems of internal control which management and the Board of Directors have established, and the Company’s audit and financial reporting process.

The function of the Committee is to provide oversight; it is the responsibility of the Company’s management to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Company’s independent auditors to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the Company’s shareholders. The Committee has the sole authority to select, evaluate, and, where appropriate, replace the independent auditors.

The Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of information it receives, discussions with the accountants and the experience of the Committee’s members in business, financial and accounting matters.

Committee Composition

Number and Appointment. The Committee shall be comprised of three or more directors, who shall be appointed annually and subject to removal at any time, by the Board of Directors.

Independence. Each Committee member shall meet the independence requirements set out by (a) the applicable listing standards of the securities exchange, securities association, SRO or stock market on which the Company’s securities are quoted or listed for trading (the “Stock Market”) and (b) the rules and regulations of the Securities and Exchange Commission (“SEC”). No member of the Audit Committee shall receive any compensation from the Company other than his or her Directors’ fees, benefits and expense reimbursement.

Financial Literacy. Each Committee member shall be financially literate, having a basic understanding and knowledge about financial and auditing matters, financial controls and reporting, and must be able to read and understand financial statements. At least one Committee member shall also have accounting or related financial management expertise to qualify as a “financial expert” (as defined by the SEC or applicable Stock Market requirements).

Authority

By majority vote of the Committee, the Committee shall have sole authority to appoint, determine funding for, and oversee the Company’s independent auditors. The Committee has the authority to investigate any activity of the Company within its scope of responsibilities, and shall have unrestricted access to members of management and all information relevant to its responsibilities. All employees are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility, including engaging independent counsel or other advisors.

Specific Responsibilities and Duties

To fulfill its responsibilities the Committee shall do the following, which is not intended to be an exhaustive list, and the Committee shall take such other action as it determines reasonable, necessary or appropriate to carry out the purposes of the Committee:

Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company’s relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

• retain and terminate, if appropriate, the Company’s independent auditors in consultation with the full Board of Directors;

• review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors;

• review the independent auditors’ annual written statement pursuant to Independence Standards Board Standard No. 1, outlining any relationships that may impact their independence or objectivity;
• review and pre-approve any additional or permitted non-audit services to be provided by the independent auditors;

• enable direct communication between the independent auditors and the Committee at all times, and instruct the independent auditors to report directly to the Committee any serious difficulties or disputes with management;

• review with management and the independent auditors the financial statements and disclosures to be included in the Company’s annual or quarterly reports to be filed with the SEC prior to filing;

• obtain and review a report by the Company’s independent auditors describing the independent auditor firm’s internal quality-control procedures, review any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, and any steps taken to deal with any such issues, and (assess the auditors’ independence) all relationships between the independent auditors and the Company;

• review the audit process with management and the independent auditors, upon completion of their annual audit, to discuss, identify or evaluate: (i) the cooperation received by the independent auditors from management, including access to all requested information; (ii) any instances where management has obtained “second opinions” from other external auditors; (iii) any disagreements with management that, if not satisfactorily resolved, would have caused the auditors to modify their report on the financial statements; (iv) management’s comments regarding the audit; (v) any restrictions placed by management on the scope of the audit, and (vi) any other matters the Committee deems appropriate;

• inquire of management and the Company’s independent auditors concerning any deficiencies in the Company’s policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective actions;

• monitor such action;

• discuss with the Company’s independent auditors the results and findings of any PCAOB audits or other investigations with respect to such independent auditor firm, and the Committee may request the Company’s independent auditors provide the Committee with a copy of any such findings;

• meet periodically with the independent auditors in private session (without the participation of management); and

• prepare and approve the Committee’s report included in the proxy statement for the Company’s annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

Financial Reporting Process. The Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

• review periodically, with management, the Company’s internal accountants and the independent auditors, the adequacy of the Company’s accounting and financial personnel and any relevant recommendations concerning internal controls, accounting principles, and accounting/reporting systems;

• review the effect of any important new pronouncements of the accounting profession and other regulatory bodies on the Company’s accounting and reporting policies, and consider and approve, if appropriate, changes to the Company’s accounting principles and practices proposed by management;

• review the accounting and reporting treatment of any significant transactions outside the Company’s ordinary operations;
• discuss with the independent auditors any significant changes in auditing standards or their audit scope;
• ensure that any concerns or complaints received by the Company regarding its accounting, internal control, or auditing matters are addressed; and

• review the internal accounting department’s staffing, budget and responsibilities, and enable direct communication between the Committee and the Chief Financial Officer and any member of the internal accounting department at any time, as needed, to address concerns.

Risk Management. The Committee shall also:

• identify key areas of risk in the Company’s external environment;
• identify key areas of risk in the Company’s internal environment, both insurable and uninsurable;
• review management’s policies and programs to deal with insurable risk;
• review management’s practices vis-à-vis identified uninsurable risks;
• identify those in senior management whose responsibility it is to manage insurable risks and get semi-annual reports from him/her with respect to coverage; and
• monitor through the CEO, President or COO uninsurable risks quarterly.

Legal Compliance/General. The Committee shall also:

• establish a procedure for the confidential and anonymous submission of complaints and concerns by Company employees to the Committee relating to accounting, internal controls or auditing matters, and ensure that any complaints received by the Company or the Committee regarding accounting, internal control or auditing matters are addressed by management;

• review periodically with management and the Board of Directors any legal and regulatory matters that may have a material impact on the Company’s financial statements, compliance policies, and compliance programs;

• review with management the Company’s systems to monitor compliance with applicable legal requirements;
• review and approve or ratify all significant related party transactions and potential conflict of interest situations;
• review significant cases of misconduct or fraud; and
• review any inquiries related to accounting or financial reporting matters received from the SEC or other agencies, and management’s response thereto.

Meetings

The Committee shall meet at least four times per year, and may hold additional meetings as often as may be necessary or appropriate, in the discretion of the Chairperson of the Committee. The Chairperson of the Committee may communicate with the independent auditors to review the agenda and solicit input on any additional topics that should be covered. Meeting may be held in person or telephonically.

Attendance

Members of the Committee are expected to use all reasonable efforts to attend each meeting. As necessary or desirable, the Chairperson may request that members of management, the internal accounting department, or representatives of the independent auditors be present at meetings of the Committee.

Minutes

Minutes of each meeting shall be prepared under the direction of the Chairperson of the Committee and circulated to Committee members for review and approval and then circulated to the directors who are not members of the Committee. Copies are to be made available to the Company’s independent auditors and lawyers upon request.

This Charter is intended to provide a set of guidelines for the effective functioning of the Committee. Accordingly, the Committee will review and reassess the adequacy of this Charter. The Committee may modify or amend this Charter and the authority and responsibilities of the Committee as necessary at any time.

Adopted: June __, 2009